UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 20,
                              2004

               Louisville Gas and Electric Company
     (Exact name of registrant as specified in its charter)

      Kentucky               1-2893               61-0264150
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)          Identification No.)
   incorporation)

220 West Main Street, P.O. Box 32010,               40232
Louisville, Kentucky
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (502) 627-
2000

  (Former name or former address, if changed since last report)


                   Kentucky Utilities Company
     (Exact name of registrant as specified in its charter)

Kentucky and Virginia        1-3464               61-0247570
  (State or other       (Commission File        (IRS Employer
  jurisdiction of           Number)          Identification No.)
   incorporation)

One Quality Street, Lexington, Kentucky          40507-1428
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (859) 255-
2100

  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed by Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf and each registrant makes no representation as to information relating to the other registrant.


Item  5.02.    Departure  of  Directors  or  Principal  Officers;
Election of Directors; Appointment of Principal Officers.

      On December 20, 2004, the Boards of Directors of Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU"), respectively, took action to increase their sizes from 3 to 5 members and to appoint Paul W. Thompson and Chris Hermann as directors of LG&E and KU. The changes are to be effective as of January 1, 2005.
      Mr. Thompson and Mr. Hermann will concurrently also assume positions on the Board of Directors of LG&E Energy LLC ("LEL"), the parent company of LG&E and KU. Mr. Thompson and Mr. Hermann are both currently employed as senior officers of LEL, LG&E and KU
     Victor A. Staffieri, S. Bradford Rives and John R. McCall currently serve on the Boards of Directors of LEL, LG&E and KU and continue in those capacities.


Statements made in this report that state the Companies' or management's intentions, expectations or predictions of the future are forward-looking statements. The Companies' actual results could differ materially from those projected in the forward-looking statements, and there can be no assurance that estimates of future results will be achieved. The Companies' SEC filings contain additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Louisville  Gas and  Electric
Company

Dated:   December 20, 2004                   By:      /s/ John R.
McCall
                                      John R. McCall
                                                        Executive
                                      Vice   President,   General
                                      Counsel    and    Corporate
                                      Secretary



                                   Kentucky Utilities Company

Dated:   December 20, 2004                   By:      /s/ John R.
McCall
                                      John R. McCall
                                                        Executive
                                      Vice   President,   General
                                      Counsel    and    Corporate
                                      Secretary